Evergreen Fixed Income Fund II: Semiannual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
24	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Fixed Income Fund II, which covers the six-month period ended October 31, 2002.

Market analysis

The fixed income markets provided investors with a variety of outcomes over the past six months. Many different bonds alternately benefited and struggled from weaker than expected economic growth, fears of terror, potential war with Iraq, and investor mistrust of corporate America. These uncertainties caused many fixed income investors to seek the perceived safety of the United States government bond market. Indeed, the yield on the 10-year Treasury bond declined from approximately 5.4% in April to less than 3.6% in September, despite a federal budget deficit of more than $150 billion for fiscal year 2002. During that same time, the yield on the 30-year U.S. Treasury bond fell from 5.79% to 4.99%. For the rest of the Treasury market, the environment was also positive as yields fell and prices rose due to the slow recovery.

Despite the significant drop in yields, the environment created challenges for the corporate bond market. The accounting scandals increased investor concerns about future corporate earnings, as did the slower than expected economy. As a result, investors demanded higher yield premiums for corporate bonds relative to their U.S. Treasury counterparts -- a situation that caused corporate bonds to underperform other fixed income sectors.

These problems also translated into the high yield market. The weak recovery led to a high number of corporate defaults, resulting in widening spreads relative to Treasuries and falling prices for lower-quality issues.

LETTER TO SHAREHOLDERS continued

Investors in the mortgage-backed securities market also faced unsettled conditions. The huge decline in rates propelled significant mortgage refinancing activity. While good for consumers, the prepayment of mortgages is often difficult for investors in this market, because when mortgages are paid off prior to maturity, they are removed from portfolios, decreasing investors’ income streams.

Looking ahead, it appears the Federal Reserve Board is finished with its easing cycle. At the conclusion of its most recent Federal Open Market Committee meeting, the Fed lowered its target for the federal funds rate by a larger than expected 50 basis points. In addition, monetary policymakers switched their policy bias to neutral, indicating the risks to the economy are evenly balanced between weakness and inflation. With inflation still quite low, we expect rates to remain at current levels well into next year, enabling the economy to gather strength and solidify the recovery.

As clarity improves on the geopolitical front, and economic fundamentals improve, we would expect Treasury yields to begin a gradual climb from the 40-year lows experienced in 2002. We remain optimistic that corporate and mortgage-backed securities sectors may provide attractive total returns as spreads narrow relative to Treasuries and demand improves for these issues. Opportunities in this environment may also improve for investors in the high yield market, since they trade similar to equities and are most leveraged for an economic recovery.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

LETTER TO SHAREHOLDERS continued

an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of October 31, 2002

“In this environment, we intend to continue our strategy of seeking attractive relative value and maximizing income -- taking advantage of the opportunities changing market conditions can create.”

MANAGEMENT TEAM

Tattersall Advisory Group, Inc.

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/6/1994
	Class I	Class IS
Class Inception Date	12/6/1994	10/18/1999

6-month return	5.85%	5.72%

Average Annual Return

1 year	6.09%	5.82%

5 year	6.96%	6.81%

Since Portfolio Inception	8.06%	7.96%

30-day SEC Yield	4.62%	4.38%

6-month income dividends per share	$0.33	$0.31

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class IS prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class IS have not been adjusted to reflect the effect of its 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The fixed income Style Box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Fixed Income Fund II Class I shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without a vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risk associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of October 31, 2002, and is subject to change

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class I shares had a total return of 5.85% for the six-month period ended October 31, 2002. During the same period, the Lehman Brothers Aggregate Bond Index (LBABI) returned 5.90%, while the median return of funds in the Lipper Intermediate Investment Grade Debt Funds Classification was 4.56%. Lipper Inc. is an independent monitor of mutual fund performance. We attribute the fund’s underperformance compared to the LBABI to the fact that, unlike indexes, mutual funds incur expenses that lower returns. In contrast, we believe the fund’s stronger performance relative to its Lipper peer group was primarily due to successful asset allocation.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$34,136,682

Average Credit Quality*	AA

Effective Maturity	6.3 years

Average Duration	3.8 years

*Source: Standard & Poor’s

What was the investment environment like?

The investment environment was positive in that yields fell, driving bond prices higher. However, the descent in yields, as well as the ongoing economic weakness that prompted the decline, created challenges for the corporate bond and mortgage-backed securities sectors -- two sectors in which the fund is actively involved.

Yields fell across the maturity spectrum, but the drop was most dramatic in shorter-term maturities. Between April 30, 2002, and October 31, 2002, the yield on the benchmark two-year U.S. Treasury note plunged from 3.22% to 1.67% and the five-year U.S. Treasury note yield sunk from 4.41% to 2.73%. During that same timeframe, the 10-year U.S. Treasury note yield dropped from 5.09% to 3.89% and the yield on the 30-year U.S. Treasury bond fell from 5.59% to 4.99%.

The continued fragile state of the economy perpetuated investor concerns about future earnings growth and overall corporate financial health. As a result, investors demanded increasingly higher yield premiums for corporate bonds relative to U.S. Treasuries with comparable maturities. The rise in yield premiums grew as credit risk increased, becoming extraordinarily high by historical standards. Consequently, corporate bonds underperformed other fixed income sectors during the period.

Mortgage-backed securities investors also faced unsettled conditions. The downward trend in yields fueled an intense and lengthy wave of refinancing. A steady trend -- or even the expectation of a trend -- of refinancing higher rate mortgages for lower rate mortgages typically has a negative effect on mortgage-backed securities. Prepaying a higher rate mortgage prior to its stated maturity causes it to be removed from an investment portfolio. Subsequently, the higher rate mortgage no longer contributes to the portfolio’s income stream. As such a trend progresses, an increasing number of higher rate mortgages are replaced by lower rate mortgages that generate less investment income. Bonds that were subject to a higher

PORTFOLIO MANAGER INTERVIEW continued

degree of prepayment risk -- such as pass-through securities -- underperformed bonds with better prepayment protection during the period. As a result, the yield premiums of pass-through securities rose considerably, reaching extraordinarily high levels.

PORTFOLIO COMPOSITION
(as a percentage of 10/31/2002 portfolio assets)

What strategies did you use to manage the fund?

We sought to maximize income and build returns by securing the most attractive relative value. We also actively managed the fund’s duration, taking advantage of changes in the yield curve. Duration measures a bond’s sensitivity to interest rate changes. In a declining interest rate environment, prices on longer-duration bonds are more volatile but they have the potential to appreciate more than shorter-duration bonds whose prices tend to be more stable. The successful timing of asset allocation between fixed income sectors generated most of the fund’s returns. Value and quality were key components of this strategy.

Our strongest emphasis remained on corporate bonds and mortgage-backed securities because of the incremental income potential these securities provide. We carefully analyzed and monitored credit, balancing our assessment of risk with potential return. We reduced the fund’s average position size to increase diversification and minimize credit risk. Our investments tended to center on the industrial and finance sectors, and we largely avoided the utilities, telecommunications and Yankee bond sectors. Constantly reviewing credit enabled us to steer clear of significant credit problems, which sometimes surfaced in the market. We focused on relative value by increasing holdings when yield premiums were high and reducing positions when yield premiums became marginal.

In the mortgage-backed securities sector, we emphasized bonds that provided protection against prepayment risk, such as planned amortization class (PAC) collateralized mortgage obligation securities (CMOS). The nature of many of these securities is complex, so credit analysis again played a major role in determining which bonds met our investment criteria. We de-emphasized pass-through securities because of their high exposure to prepayment risk.

The fund’s duration hovered in a range that was neutral to that of the LBABI. Inherent in our duration management strategy was our yield curve strategy. Our primary focus regarding the yield curve was to avoid bonds with two-year maturities because, in our opinion, that part of the yield curve offered little relative value.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO QUALITY*
(based on 10/31/2002 market value of bonds)

*Source: Standard & Poor’s

What is your outlook over the next six months?

While we are cautious regarding the direction of yields, we are optimistic that the corporate and mortgage-backed securities sectors could provide attractive returns. U.S. Treasury yields are at historically low levels, but we expect they may move higher if the economy begins to improve. However, yield premiums in the corporate and mortgage-backed sectors remain high relative to U.S. Treasuries. Consequently, the yields of corporate bonds and mortgage-backed securities have room to decline to levels that are more normal by historical standards -- a move that would enable these income-oriented sectors to generate strong relative performance. We think this could happen with corporate bonds as investors become more confident that the economy will strengthen. Furthermore, we believe the mortgage-backed sector could improve as rates become more stable and the demand to refinance lessens.

In this environment, we intend to continue our strategy of seeking attractive relative value and maximizing income -- taking advantage of the opportunities changing market conditions can create.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[1]	Year Ended September 30,		Year Ended October 31,
			2001	2000[2]	1999[3]	1998	1997
CLASS I
Net asset value, beginning of period	$12.76	$12.84	$12.18	$12.38	$13.15	$13.11	$12.89
Income from investment operations
Net investment income	0.34	0.40	0.80	0.80	0.78	0.79	0.83
Net realized and unrealized gains or losses on securities, interest rate swaps and futures contracts	0.40	-0.13	0.70	-0.08	-0.66	0.13	0.21
Total from investment operations	0.74	0.27	1.50	0.72	0.12	0.92	1.04

Distributions to shareholders from
Net investment income	-0.33	-0.35	-0.84	-0.92	-0.77	-0.82	-0.82
Net realized gains	0	0	0	0	-0.12	-0.06	0
Total distributions to shareholders	-0.33	-0.35	-0.84	-0.92	-0.89	-0.88	-0.82

Net asset value, end of period	$13.17	$12.76	$12.84	$12.18	$12.38	$13.15	$13.11
Total return	5.85%	2.18%	12.63%	6.08%	0.97%	7.21%	8.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,126	$33,138	$45,060	$60,729	$77,470	$83,372	$61,738
Ratios to average net assets
Expenses[4]	0.41%[5]	0.30%[5]	0.14%	0.11%[5]	0.10%	0.10%	0.15%
Net investment income	5.16%[5]	5.48%[5]	6.40%	6.86%[5]	6.16%	6.08%	6.52%
Portfolio turnover rate	156%	166%	192%	113%	209%	137%	194%

1.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2.  For the eleven months ended September 30, 2000. The fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.

3.  Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Fixed Income Fund II.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended October 31, 2002 (unaudited)	Year Ended April 30, 2002[1]	Year Ended September 30,		Year Ended October 31, 1999[2]
			2001	2000[3]
CLASS IS
Net asset value, beginning of period	$12.74	$12.82	$12.17	$12.38	$12.25
Income from investment operations
Net investment income	0.35	0.40	0.77	0.74	0.03
Net realized and unrealized gains or losses on securities, interest rate swaps and futures contracts	0.37	-0.14	0.71	-0.06	0.10
Total from investment operations	0.72	0.26	1.48	0.68	0.13

Distributions to shareholders from
Net investment income	-0.31	-0.34	-0.83	-0.89	0

Net asset value, end of period	$13.15	$12.74	$12.82	$12.17	$12.38
Total return	5.72%	2.05%	12.45%	5.76%	1.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$10	$1	$1	$1	$1
Ratios to average net assets
Expenses[4]	0.42%[5]	0.55%[5]	0.36%	0.39%[5]	0.39%[5]
Net investment income	3.03%[5]	5.23%[5]	6.17%	7.18%[5]	6.86%[5]
Portfolio turnover rate	156%	166%	192%	113%	209%

1.  For the seven months ended April 30, 2002. The fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.

2.  For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.

3.  For the eleven months ended September 30, 2000. The fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

ASSET-BACKED SECURITIES 5.0%
Citibank Credit Card Issuance Trust, Ser. 2001, Class C3, 6.65%, 05/15/2008	BBB	$ 175,000	$ 190,102
Citibank Credit Card Master Trust I, Ser. 1999-7, Class A, 6.65%, 11/15/2006	AAA	360,000	392,309
GE Capital Mtge. Funding Corp. II, Ser. 1999-HE3, Class A3, 7.11%, 07/25/2014	Aaa	31,491	31,523
MBNA Master Credit Card Trust, Ser. 1998-J, Class A, 5.25%, 02/15/2006	AAA	375,000	386,844
Morgan Stanley Co., Inc., 5.85%, 07/31/2007 TRACERS 144A (k)	A3	450,000	465,064
Vanderbilt Mtge. & Fin., Inc., Ser. 2002-B, Class A3, 4.70%, 08/03/2010 (h)	AAA	240,000	241,519
Total Asset-Backed Securities			1,707,361
COLLATERALIZED MORTGAGE OBLIGATIONS 22.9%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000 WF2, Class A1, 7.11%, 10/15/2032	AAA	307,894	344,657
FHLMC:
Ser. 1505, Class Q, 7.00%, 05/15/2023	AAA	343,546	366,311
Ser. 2198, Class PG, 7.00%, 12/15/2028	AAA	355,000	373,634
Ser. 2319, Class PK, 6.50%, 11/15/2024	AAA	355,000	365,925
Ser. 2362, Class PC, 6.50%, 04/15/2017	AAA	500,000	527,008
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	450,000	471,034
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	355,000	368,653
Ser. 2500, Class PE, 6.00%, 06/15/2031	AAA	435,000	453,162
FNMA:
Ser. 1999-8, Class QD, 6.00%, 03/25/2014	AAA	500,000	533,449
Ser. 2001-67, Class PC, 6.00%, 06/25/2026	AAA	445,000	462,875
Ser. 2001-68, Class QB, 5.50%, 02/25/2009	AAA	580,000	601,263
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	505,725	546,074
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	396,928	428,831
Ser. 2002-50, Class PC, 6.00%, 08/25/2026	AAA	390,000	407,395
Ser. 2002-80, Class PB, 5.50%, 11/01/2032 (h)	AAA	355,000	368,845
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	434,583	459,896
Ser. 2002-T3, Class PC, 5.50%, 12/25/2011	AAA	345,000	360,193
Morgan Stanley Capital I, Inc., Ser. 1997-Xl1, Class A1, 6.59%, 10/03/2030	AAA	351,635	376,875
Total Collateralized Mortgage Obligations			7,816,080
CORPORATE BONDS 30.7%
CONSUMER DISCRETIONARY 3.7%
Automobiles 2.4%
Ford Motor Co., 6.375%, 02/01/2029	BBB	500,000	335,143
General Motors Corp., 7.20%, 01/15/2011	BBB	500,000	470,925
806,068
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS (continued)
CONSUMER DISCRETIONARY (continued)
Media 1.3%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	$ 175,000	$ 159,090
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	300,000	286,626
445,716
CONSUMER STAPLES 3.3%
Beverages 1.7%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	500,000	556,946
Food & Drug Retailing 1.6%
Safeway, Inc., 6.50%, 11/15/2008	BBB	500,000	553,970
FINANCIALS 17.2%
Banks 5.4%
Bank of America Corp., 7.125%, 09/15/2006	A+	275,000	311,731
Bank of New York, Inc., 4.14%, 08/02/2007 (h)	AA-	300,000	309,150
National City Bank, 6.20%, 12/15/2011	A	300,000	322,863
PNC Funding Corp., 7.50%, 11/01/2009	BBB+	500,000	568,021
Washington Mutual, Inc., 6.875%, 06/15/2011	BBB+	300,000	329,349
1,841,114
Diversified Financials 7.4%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	300,000	314,320
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB	95,000	86,110
General Electric Capital Corp., 5.00%, 06/15/2007	AAA	250,000	262,005
Household Finance Corp., 6.40%, 06/17/2008	A-	250,000	222,174
International Lease Finance Corp., 5.95%, 06/06/2005	AA-	250,000	259,704
Merrill Lynch & Co., Inc., Ser. B, 6.15%, 01/26/2006	A+	300,000	321,327
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	A+	300,000	322,364
Norwest Financial, Inc., 7.60%, 05/03/2005	A+	400,000	446,782
USAA Capital Corp., 5.591%, 12/20/2006 144A	AAA	265,000	284,374
2,519,160
Insurance 1.5%
American General Finance Corp., 5.875%, 07/14/2006	A+	500,000	531,856
Real Estate 2.9%
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	500,000	543,508
EOP Operating LP, 6.80%, 01/15/2009	BBB+	400,000	436,228
979,736
HEALTH CARE 1.1%
Pharmaceuticals 1.1%
Wyeth, 6.25%, 03/15/2006	A	350,000	371,749
INDUSTRIALS 1.0%
Machinery 1.0%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	325,000	352,422
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS (continued)
MATERIALS 1.4%
Metals & Mining 0.7%
Alcoa, Inc., 6.50%, 06/01/2011	A	$ 225,000	$ 251,529
Paper & Forest Products 0.7%
Weyerhaeuser Co., 5.50%, 03/15/2005	BBB	220,000	228,499
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.8%
Bellsouth Corp., 6.375%, 06/01/2028	A+	175,000	177,204
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	275,000	182,777
Verizon New York, Inc., Ser. A, 6.875%, 04/01/2012	A+	250,000	267,906
627,887
UTILITIES 1.2%
Electric Utilities 1.2%
Carolina Power & Light Co., 6.50%, 07/15/2012	BBB+	200,000	209,017
Dominion Resources, Inc., 7.625%, 07/15/2005	BBB+	175,000	189,167
398,184
Total Corporate Bonds			10,464,836
MORTGAGE-BACKED SECURITIES 26.2%
FHLMC:
5.50%, TBA #(tt)	AAA	1,980,000	2,000,963
6.50%, 01/15/2028	AAA	136,059	146,006
6.50%, TBA #	AAA	1,605,000	1,660,661
FNMA:
5.00%, TBA #	AAA	560,000	569,447
6.15%, 03/01/2011	AAA	295,292	327,704
6.20%, 06/01/2011 ##	AAA	592,317	658,898
6.21%, 03/01/2011	AAA	492,592	548,624
6.79%, 04/01/2004	AAA	340,848	353,915
6.90%, 12/01/2010	AAA	443,236	511,878
7.10%, 06/01/2004	AAA	662,596	694,488
7.50%, 11/01/2029	AAA	622,605	658,946
7.53%, 05/01/2007	AAA	401,641	458,935
GNMA, 7.00%, 03/20/2032	AAA	350,070	366,175
Total Mortgage-Backed Securities			8,956,640
U.S. TREASURY OBLIGATIONS 7.2%
U.S. Treasury Bonds, 6.00%, 02/15/2026 ##	AAA	2,065,000	2,309,252
U.S. Treasury Notes, 6.00%, 08/15/2009 ##	AAA	135,000	156,078
Total U.S. Treasury Obligations			2,465,330
YANKEE OBLIGATIONS-CORPORATE 0.9%
TELECOMMUNICATION SERVICES 0.9%
Wireless Telecommunications Services 0.9%
Vodafone Group Plc, 7.75%, 02/15/2010	A	260,000	297,650
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 18.1%
MUTUAL FUND SHARES 18.1%
Evergreen Institutional Money Market Fund (o) (t)	6,180,064	$ 6,180,064
Total Investments (cost $36,976,395) 111.0%		37,887,961
Other Assets and Liabilities (11.0%)		(3,751,279)
Net Assets 100.0%		$ 34,136,682

Symbol Description
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(tt)	Security acquired under mortgage dollar roll agreement.
#	When-issued security.
##	All or a portion for the security has been segregated for when-issued securities.
(k)	Security accrues interest at a fixed coupon which is based on an underlying pool of securities.

Summary of Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
TRACERS	Traded Custody Receipts
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (unaudited)

Assets
Identified cost of securities	$ 36,976,395
Net unrealized gains on securities	911,566

Market value of securities	37,887,961
Receivable for securities sold	4,668,209
Receivable for Fund shares sold	259,000
Interest receivable	330,277
Prepaid expenses and other assets	60,732

Total assets	43,206,179

Liabilities
Payable for securities purchased	8,074,142
Payable for Fund shares redeemed	187,742
Payable for open mortgage dollar rolls	782,524
Deferred mortgage dollar roll income	7,959
Accrued expenses and other liabilities	17,130

Total liabilities	9,069,497

Net assets	$ 34,136,682

Net assets represented by
Paid-in capital	$ 33,765,242
Undistributed net investment income	46,812
Accumulated net realized losses on securities	(586,938)
Net unrealized gains on securities	911,566

Total net assets	$ 34,136,682

Net assets consists of
Class I	$ 34,126,389
Class IS	10,293

Total net assets	$ 34,136,682

Shares outstanding
Class I	2,591,368
Class IS	783

Net asset value per share
Class I	$ 13.17
Class IS	$ 13.15

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (unaudited)

Investment income
Interest	$ 980,829

Expenses
Distribution Plan expenses	7
Transfer agent fee	877
Trustees’ fees and expenses	613
Printing and postage expenses	10,237
Custodian fee	4,947
Registration and filing fees	25,850
Professional fees	8,298
Other	21,972

Total expenses	72,801
Less: Expense reductions	(541)

Net expenses	72,260

Net investment income	908,569

Net realized and unrealized gains or losses on securities
Net realized gains on securities	420,534
Net change in unrealized gains or losses on securities	671,556

Net realized and unrealized gains on securities	1,092,090

Net increase in net assets resulting from operations	$ 2,000,659

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2002 (unaudited)		Year Ended April 30, 2002(a)

Operations
Net investment income		$ 908,569		$ 1,206,663
Net realized gains on securities		420,534		368,782
Net change in unrealized gains or losses on securities		671,556		(853,401)

Net increase in net assets resulting from operations		2,000,659		722,044

Distributions to shareholders from
Net investment income
Class I		(882,066)		(967,581)
Class IS		(135)		(30)

Total distributions to shareholders		(882,201)		(967,611)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class I	1,098,673	14,314,445	69,073	882,467
Class IS	687	8,864	0	0

		14,323,309		882,467

Net asset value of shares issued in reinvestment of distributions
Class I	60,256	784,046	66,089	832,090
Class IS	8	107	0	0

		784,153		832,090

Payment for shares redeemed
Class I	(1,165,424)	(15,228,240)	(1,045,675)	(13,390,734)
Class IS	0	0	0	0

		(15,228,240)		(13,390,734)

Net decrease in net assets resulting from capital share transactions		(120,778)		(11,676,177)

Total increase (decrease) in net assets		997,680		(11,921,744)
Net assets
Beginning of period		33,139,002		45,060,746

End of period		$ 34,136,682		$ 33,139,002

Undistributed net investment income		$ 46,812		$ 20,444

(a) For the seven months ended April 30, 2002. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended September 30, 2001

Operations
Net investment income		$ 3,563,880
Net realized gains on securities		1,909,707
Net change in unrealized gains or losses on securities		1,033,726

Net increase in net assets resulting from operations		6,507,313

Distributions to shareholders from
Net investment income
Class I		(3,552,442)
Class IS		(73)

Total distributions to shareholders		(3,552,515)

	Shares

Capital share transactions
Proceeds from shares sold
Class I	187,575	2,368,725
Class IS	0	0

		2,368,725

Net asset value of shares issued in reinvestment of distributions
Class I	249,676	3,141,001
Class IS	0	0

		3,141,001

Payment for shares redeemed
Class I	(1,914,615)	(24,134,179)
Class IS	0	0

		(24,134,179)

Net decrease in net assets resulting from capital share transactions		(18,624,453)

Total decrease in net assets		(15,669,655)
Net assets
Beginning of period		60,730,401

End of period		$ 45,060,746

Overdistributed net investment income		$ (373,643)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Fixed Income Fund II (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Each are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

arrangements, which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date.

Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund. The Fund does not pay a fee for the investment advisory service.

Tattersall Advisory Group, an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services.

Evergreen Investment Services, Inc. (“EIS”), an indirect wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS receives no compensation from the Fund for its services.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended October 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S.Government	U.S. Government	Non-U.S.Government

$47,555,114	$4,126,095	$47,966,496	$4,615,618

During the six months ended October 31, 2002, the Fund entered into dollar roll transactions. At October 31, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Settlement Date

$785,934	UBS Warburg	11/14/2002

During the six months ended October 31, 2002, the Fund earned $42,809 on dollar roll transactions.

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $36,976,395. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,117,515 and $205,949, respectively, with a net unrealized appreciation of $911,566.

As of April 30, 2002, the Fund had $907,344 in capital loss carryovers for federal income tax purposes expiring in 2008.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

For the six months ended October 31, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $541, which represents 0.00% of its average daily net assets on an annualized basis.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended October 31, 2002, the Fund had no borrowings under this agreement.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564354 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034